Ex. 10.1

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Amendment”) dated as of March 21, 2003 to the Credit Agreement referenced below is by and among Medical Staffing Network, Inc., a Delaware corporation (the “Borrower”), Medical Staffing Holdings, LLC, a Delaware limited liability company (the “Parent”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (together with the Parent, the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a $120 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of October 26, 2001 among the Borrower, the Guarantors, the Lenders, LaSalle Bank, National Association, as syndication agent, and General Electric Capital Corporation, Barclays Bank, PLC, and Antares Capital Corporation, as co-documentation agents, and Bank of America, N.A., as Administrative Agent;

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

WHEREAS, the requested modifications require the approval of the Required Lenders; and

WHEREAS, the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Capitalized Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.             Amendments.

(a)           The following definitions in Section 1.1 of the Credit Agreement are amended to read as follows:

“Commitments” means the commitment of each Lender with respect to the Revolving Committed Amount and the Tranche A-1 Term Loan Committed Amount, the Tranche A-2 Term Loan Committed Amount and the commitment of the Swing Line Lender with respect to the Swing Line Committed Amount.

“Effective Date” means (a) solely for purposes of Section 2.4, the date specified in the applicable New Commitment Agreement(s) and (b) for all other purposes, July 5, 2002, the effective date of Amendment No. 2 to this Credit Agreement.

“Principal Amortization Payment” means (a) a principal payment on the Tranche A-1 Term Loans as set forth in Section 2.3(c) and (b) a principal payment on the Tranche A-2 Term Loans as set forth in Section 2.4(c).

“Tranche A Term Loan Commitment Percentage” means, for each Lender, the Tranche A-1 Term Loan Commitment Percentage and/or the Tranche A-2 Term Loan Commitment Percentage, as the context requires.

“Tranche A Term Loan Committed Amount” means the Tranche A-1 Term Loan Committed Amount and/or the Tranche A-2 Term Loan Committed Amount, as the context requires.

“Tranche A Term Loans” means the Tranche A-1 Term Loans and/or the Tranche A-2 Term Loans, as the context requires.

“Tranche A Term Note” or “Tranche A Term Notes” means the Tranche A-1 Term Note(s) and/or the Tranche A-2 Term Note(s), as the context requires.

(b)           The following definitions are added to Section 1.1 of the Credit Agreement:

“New Commitment Agreement” means a New Commitment Agreement in the form of Exhibit 2.4(e) hereto.

“Tranche A-1 Term Loan Commitment Percentage” means, for each Lender, the percentage identified as its Tranche A-1 Term Loan Commitment Percentage on Schedule 1.1(a), as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

“Tranche A-1 Term Loan Committed Amount” means SEVENTY-SEVEN MILLION DOLLARS ($77,000,000).

“Tranche A-1 Term Loans” means the Tranche A-1 Term Loans made to the Borrower pursuant to Section 2.3.

“Tranche A-1 Term Note” or “Tranche A-1 Term Notes” means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Tranche Tranche A-1 Term Loans provided pursuant to Section 2.3, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.3(d).

“Tranche A-2 Term Loan Commitment Percentage” means as of any date of determination for each Lender the percentage obtained by dividing the Tranche A-2 Term Loan Commitment of such Lender by the Tranche A-2 Term Loan Committed Amount, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 11.3.

“Tranche A-2 Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make Tranche A-2 Term Loans to the Borrower at the time and in the amount specified in its New Commitment Agreement.

“Tranche A-2 Term Loan Committed Amount” means the lesser of (a) the sum of the Tranche A-2 Term Loan Commitments of all the Lenders and (b) THIRTEEN MILLION DOLLARS ($13,000,000).

“Tranche A-2 Term Loans” means the Tranche A-2 Term Loans made to the Borrower pursuant to Section 2.4.

“Tranche A-2 Term Note” or “Tranche A-2 Term Notes” means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Tranche A-2 Term Loans provided pursuant to Section 2.4, individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time and as evidenced in the form of Exhibit 2.4(d).

(c)           Schedule 1.1(a) to the Credit Agreement is amended in its entirety to read as set forth in Schedule 1.1(a) attached hereto.

(d)           New Exhibits 2.4(d) and 2.4(e) are hereby added to the Credit Agreement to read as set forth in Exhibit 2.4(d) and Exhibit 2.4(e) attached hereto.

(e)           All references in Exhibit 2.4(d), Exhibit 2.6 and Exhibit 11.3(b) to the Credit Agreement to “Tranche B Term Loan” and “Tranche B Term Loans” are hereby amended to read as “Tranche A-2 Term Loan” and “Tranche A-2 Term Loans”, respectively.

(f)            All references in Section 2.3 of the Credit Agreement and in Exhibit 2.6 and Exhibit 11.3(b) to the Credit Agreement to “Tranche A Term Loan”, “Tranche A Term Loans”, “Tranche A Term Loan Commitment Percentage”, “Tranche A Term Loan Committed Amount”, “Tranche A Term Note” and “Tranche A Term Notes” are hereby amended to read as “Tranche A-1 Term Loan”, “Tranche A-1 Term Loans”, “Tranche A-1 Term Loan

Commitment Percentage”, “Tranche A-1 Term Loan Committed Amount”, “Tranche A-1 Term Note” and “Tranche A-1 Term Notes”, respectively.

(g)           Section 2.3(c) of the Credit Agreement is amended to read as follows:

(c)           Amortization.  The principal amount of the Tranche A-1 Term Loans shall be repaid in quarterly installments in the amounts and on the dates set forth below:

Payment Date	Payment Amount

March 31, 2003	$2,598,750
June 30, 2003	$2,598,750
September 30, 2003	$2,598,750
December 31, 2003	$2,598,750
March 31, 2004	$5,486,250
June 30, 2004	$5,486,250
September 30, 2004	$5,486,250
December 31, 2004	$5,486,250
March 31, 2005	$7,170,625
June 30, 2005	$7,170,625
September 30, 2005	$7,170,625
December 31, 2005	$7,170,625
March 31, 2006	$3,994,375
June 30, 2006	$3,994,375
September 30, 2006	$3,994,375
October 26, 2006	Outstanding Principal Balance of the Tranche A-1 Term Loan

(h)           A new Section 2.4 is added to the Credit Agreement to read as follows:

2.4           Tranche A-2 Term Loans.

                                                                (a)           Tranche A-2 Term Loan.  Subject to the terms and conditions set forth herein (including Section 2.4(e) below), each Lender severally agrees to make available to the Borrower from time to time prior to December 31, 2003 on the applicable Effective Date a term loan (collectively, the “Tranche A-2 Term Loans”) to the Borrower, in Dollars, in an amount equal to such Lender’s Tranche A-2 Term Loan Commitment; provided that the aggregate amount of all such Tranche A-2 Term Loans made shall not exceed the Tranche A-2 Term Loan Committed Amount.  Once repaid, Tranche A-2 Term Loans cannot be reborrowed.

                                                                (b)           Funding of Tranche A-2 Term Loans.  On the applicable Effective Date, each applicable Lender will make its applicable Tranche A-2 Term Loan Commitment available to the Administrative Agent by deposit, in Dollars and in immediately available funds, at the offices of the Administrative Agent at its principal office in Charlotte, North Carolina or at such other address as the Administrative Agent may designate in writing.  The amount of such Tranche A-2 Term Loans will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office of the Administrative Agent, to the extent the amount of such Tranche A-2 Term Loans are made available to the Administrative Agent.  Tranche A-2 Term Loans may be made as Eurodollar Loans or Base Rate Loans.

                                                                No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make a Tranche A-2 Term Loan hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder.  If the Administrative Agent shall have received an executed New Commitment Agreement (whether an original or via telecopy) from a Lender, the Administrative Agent may assume that such Lender has or will make the amount of its Tranche A-2 Term Loans available to the Administrative Agent on the applicable Effective Date, and the Administrative Agent in reliance upon such assumption, may (in its sole discretion but without any obligation to do so) make available to the Borrower a corresponding amount.  If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender.  If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Administrative Agent.  The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Tranche A-2 Term Loan and (ii) from a Lender at the Federal Funds Rate if paid within two Business Days of the date of drawing and thereafter at a rate equal to the Base Rate.

(c)           Amortization.   The principal amount of the Tranche A-2 Term Loans shall be repaid in quarterly payments on the dates set forth below:

Principal Amortization Payment Dates	Tranche A-2 Term Loan Principal Amortization Payment Amount (expressed as a percentage of outstanding Tranche A-2 Term Loans outstanding on December 31, 2003)

March 31, 2004	7.5%
June 30, 2004	7.5%
September 30, 2004	7.5%
December 31, 2004	7.5%
March 31, 2005	7.5%
June 30, 2005	7.5%
September 30, 2005	7.5%
December 31, 2005	7.5%
March 31, 2006	10%
June 30, 2006	10%
September 30, 2006	10%
October 26, 2006	Outstanding Principal Balance of the Tranche A-2 Term Loan

(d)           Tranche A-2 Term Notes.  The portion of the Tranche A-2 Term Loan made by each Lender shall be evidenced by a duly executed promissory note of the Borrower to such Lender in an original principal amount equal to such Lender’s Tranche A-2 Term Loan Commitment and substantially in the form of Exhibit 2.4(d).

(e)           Additional Procedures for Requesting Tranche A-2 Term Loans.  The Borrower may at any time and from time to time prior to December 31, 2003, upon prior written notice by the Borrower to the Administrative Agent, request borrowings of  Tranche A-2 Term Loans in an aggregate amount not to exceed the Tranche A-2 Term Loan Committed Amount from any existing Lender or from any other Person reasonably acceptable to the Administrative Agent; provided that:

(i)            any such borrowing shall be in a minimum principal amount of $5 million and in integral multiples of $1 million in excess thereof;

(ii)           no Default or Event of Default shall be continuing at the time of any such borrowing;

(iii)          prior to any such borrowing the Borrower shall have delivered to the Administrative Agent a certificate of its chief financial officer demonstrating that the ratio of (A) Funded Indebtedness of the Credit Parties and their Subsidiaries on a consolidated basis on the date of such borrowing (including, for purposes hereof, the amount of such borrowing) to (B)

EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 7.1(a) or (b), is less than 2.0 to 1.0;

(iv)          no existing Lender shall be under any obligation to issue a Tranche A-2 Term Loan Commitment and any such decision whether to issue a Tranche A Term Loan Commitment shall be in such Lender’s sole and absolute discretion; and

(v)           the Borrower and such lender shall have executed and delivered to the Administrative Agent a New Commitment Agreement.

                (i)            Voluntary Prepayments.  The phrase “any prepayment of the Tranche A Term Loan shall be applied ratably to the remaining Principal Amortization Payments thereof”  in Section 3.3(a) of the Credit Agreement is hereby amended to read as “any prepayment of the Tranche A-1 Term Loan or the Tranche A-2 Term Loan shall be applied ratably to the Tranche A-1 Term Loan and the Tranche A-2 Term Loan (in each case ratably to the remaining Principal Amortization Payments thereof)”.

                (j)            Mandatory Prepayments.  The phrases “to the Tranche A Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof)”  and “and Tranche A Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof)” in Section 3.3(c) of the Credit Agreement are hereby amended to read as “ratably to the Tranche A-1 Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof) and the Tranche A-2 Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof)” and “, Tranche A-1 Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof) and the Tranche A-2 Term Loans (to the remaining Principal Amortization Payments in inverse order of maturities thereof)”, respectively.

(k)           Section 7.11(c) of the Credit Agreement is amended to read as follows:

(c)           EBITDA.  EBITDA, as of the end of each fiscal quarter of the Borrower, for each period set forth below shall not be less than (i) $40,000,000 for the twelve month period ending March 31, 2003, (ii) $40,000,000 for the twelve month ending June 30, 2003, (iii) $40,000,000 for the twelve month period ending September 30, 2003, (iv) $40,000,000 for the twelve month period ending December 31, 2003 and (v) $50,000,000 for each twelve month period thereafter.

                3.             Covenants.  The Credit Parties covenant and agree to furnish to the Administrative Agent (a) by no later than April 26, 2003 an opinion of counsel to the Credit Parties with respect to this Amendment in form and substance reasonably satisfactory to the Administrative Agent and (b) by no later than March 25, 2003 original counterparts to this Amendment duly executed by the Credit Parties.  The failure to comply with the covenant in this Section 3 shall constitute an immediate Event of Default.

4.             Conditions Precedent.  This Amendment shall become effective immediately upon receipt by the Administrative Agent of each of the following, in form and substance satisfactory to the Administrative Agent:

(a)           counterparts of this Amendment duly executed by the Credit Parties;

(b)           counterparts of this Amendment duly executed by the requisite Lenders;

(c)           new Tranche A-1 Term Notes in favor of each of the Lenders duly executed by the Borrower;

(d)           certified copies of resolutions of the board of directors of each of the Credit Parties approving this Amendment and authorizing the execution and delivery hereof; and

(e)           payment by the Borrower of all fees and expenses owing to the Administrative Agent and the Lenders in connection with this Amendment.

                5.             Reaffirmation of Representations and Warranties.  The Borrower affirms that the representations and warranties set forth in the Credit Agreement and the other Credit Documents (as hereby amended) are true and correct as of the date hereof (except those that expressly relate to an earlier period).

                6.             Reaffirmation of Guaranty.  Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Agreement or the other Credit Documents.

                7.             Reaffirmation of Security Interests.  The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Credit Documents.

                8.             No Other Changes.  Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

                9.             Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

                10.           No Novation.  The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to the Lenders under the Credit Agreement based on any facts or events occurring or existing prior to the execution and delivery of this Amendment. On the date hereof, the credit facilities described in the Credit Agreement shall be amended and supplemented as described in this Amendment, and all loans and other obligations of the Borrower and Guarantors outstanding as of the date hereof under the Credit Agreement shall be deemed to be loans and obligations outstanding under the Credit Agreement as amended, without further action by any Person.

                11.           Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

                IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	MEDICAL STAFFING NETWORK, INC.,
a Delaware corporation

	By:	/s/ Jeff Jacobsen
	Name:	Jeff Jacobsen
	Title:	Executive Vice President

GUARANTORS:	MEDICAL STAFFING HOLDINGS, LLC,
a Delaware limited liability company

	By:	Medical Staffing Network Holdings, Inc.
(formerly known as MSN Holdings, Inc.),
a Delaware corporation, its sole member

		By:	/s/ Kevin Little
		Name:	Kevin Little
		Title:	CFO

[Signature Pages Continue]

AGENT:	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

	By:	/s/ Suzeanna Wan
	Name:	Suzeanna Wan
	Title:	AVP

LENDERS:	BANK OF AMERICA, N.A., in its capacity as a Lender

	By:	/s/ Larry J. Gordon
	Name:	Larry J. Gordon
	Title:	Principal

LASALLE BANK, NATIONAL ASSOCIATION

	By:	/s/ Jody Staszesky
	Name:	Jody Staszesky
	Title:	Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

	By:	/s/ Jay Sepanski
	Name:	Jay Sepanski
	Title:	Duly Authorized Signatory

ANTARES CAPITAL CORPORATION

By:
Name:
Title:

JP MORGAN CHASE BANK, as trustee of the
ANTARES FUNDING TRUST created under
the Trust Agreement dated as of November 30, 1999

	By:	/s/ Jim Ely
Name:
Title:

JPMORGAN CHASE BANK

	By:	/s/ Jim Ely
Name:
Title:

[Signature Pages Continue]

VAN KAMPEN PRIME RATE INCOME TRUST

By:	Van Kampen Investment Advisory Corp.

	By:	/s/ Brad Langs
	Name:	Brad Langs
	Title:	Executive Director

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Investment Advisory Corp.

	By:	/s/ Brad Langs
	Name:	Brad Langs
	Title:	Executive Director

VAN KAMPEN SENIOR FLOATING RATE FUND

By:	Van Kampen Investment Advisory Corp.

	By:	/s/ Brad Langs
	Name:	Brad Langs
	Title:	Executive Director

MARINER CDO 2002, LTD.

By:
Name:
Title:

Schedule 1.1(a)

COMMITMENT PERCENTAGES

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

Bank of America, N.A.	$3,500,000	23.333333333%	$0	0%

Operations Contact
Bank of America, N.A.
101 N. Tryon Street, 15th Floor NC1-001-15-04
Charlotte, NC 28255
Attn: Lynne Cole, Agency Services
Telephone: 704-386-9068
Facsimile: 704-409-0003

Credit Contact
Bank of America, N.A.
100 North Tryon Street, 13th Floor
Mail Code: NC1-007-13-06
Charlotte, NC 28255-0001
Attn: Larry Gordon
Telephone: 704-388-1115
Facsimile: 704-409-0563

With a copy to:

Bank of America, N.A.
100 North Tryon Street, 13th Floor
Mail Code: NC1-007-13-06
Charlotte, NC 28255-0001
Attn: Molly Schugel
Telephone: 704-386-7745
Facsimile: 704-409-0176

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

General Electric Capital Corporation	$4,000,000	26.666666667%	$19,750,000	25.649350649%

Operations Contact:
General Electric Capital Corporation
500 West Monroe Street
Chicago, IL 60611
Attn: Todd Linehan
Telephone: 312-441-6767
Facsimile: 312-441-7367

Credit Contact
General Electric Capital Corporation
500 West Monroe Street, 29th Floor
Chicago, IL 60611
Attn: Sophia Taylor
Telephone: 312-441-7196
Facsimile: 312-441-7598

LaSalle Bank National Association	$2,500,000	16.666666667%	$17,750,000	23.051948052%

Operations Contact
LaSalle Bank National Association
135 South LaSalle Street, Suite 1425
Chicago, IL 60603
Attn: Margaret Henderson
Telephone: 312-904-1254
Facsimile: 312-904-6373

Credit Contact
LaSalle Bank National Association
135 South LaSalle Street, Suite 826
Chicago, IL 60603
Attn: Dana Friedman
Telephone: 312-904-6583
Facsimile: 312-904-6457

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

Antares Capital Corporation	$2,500,000	16.666666667%	$6,750,000	8.766233766%

Operations Contact
Antares Capital Corporation
311 S. Wacker Drive, Suite 6400
Chicago, IL 60606
Attn: Joyce King
Telephone: 312-697-3919
Facsimile: 312-697-3980

Credit Contact
Antares Capital Corporation
311 S. Wacker Drive, Suite 6400
Chicago, IL 60606
Aatn: Kristin Piper
Telephone: 312-697-3922
Facsimile: 312-697-3998

Antares Funding Trust	—	—	$3,000,000	3.896103896%

Operations Contact
Antares Funding Trust
Chase Manhattan Bank
600 Travis, 48th Floor
Houston, TX 77002
Attn: Leslie Hundley
Telephone: 713-216-0540
Facsimile: 713-216-3572

Credit Contact
Antares Funding Trust
311 South Wacker Drive, Suite 6400
Chicago, IL 60606
Attn: Kristin Clark
Telephone: 312-697-3922
Facsimile: 312-697-3998

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

JP Morgan Chase Bank	$2,500,000	16.666666666%	$9,000,000	11.688311688%

Operations Contact
JP Morgan Chase Bank
One Chase Manhattan Plaza, 8th Floor
New York, NY 10081
Attn: Christopher Gomes
Telephone: 212-552-7326
Facsimile: 212-552-7500

Credit Contact
JP Morgan Chase Bank
270 Park Avenue, 48th Floor
New York, NY 10017
Attn: Jim Ely
Telephone: 212-270-6278
Facsimile: 212-270-3279

Van Kampen Prime Rate Income Trust	—	—	$6,187,500	8.035714286%

Operations Contact:
Van Kampen
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Brian Buscher/Brad Lang
Telephone: 630-684-6283/6923
Facsimile: 630-684-6023

Credit Contact:
State Street Bank & Trust Corporate Trust Department
P.O. Box 778 Boston, MA 02102
Attn: Kevin Cedorchuck
Telephone: 617-662-1229
Facsimile: 617-988-9670

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

Van Kampen Senior Income Trust			$9,687,500	12.581168831%

Operations Contact:
Van Kampen
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Brian Buscher/Brad Lang
Telephone: 630-684-6283/6923
Facsimile: 630-684-6023

Credit Contact:
State Street Bank & Trust
Corporate Trust Department
P.O. Box 778
Boston, MA 02102
Attn: Kevin Cedorchuck
Telephone: 617-662-1229
Facsimile: 617-988-9670

Van Kampen Senior Floating Rate Fund			$1,875,000	2.435064935%

Operations Contact:
Van Kampen
One Parkview Plaza
Oakbrook Terrace, IL 60181
Attention: Brian Buscher/Brad Lang
Telephone: 630-684-6283/6923
Facsimile: 630-684-6023

Credit Contact:
State Street Bank & Trust
Corporate Trust Department
P.O. Box 778
Boston, MA 02102
Attn: Kevin Cedorchuck
Telephone: 617-662-1229
Facsimile: 617-988-9670

Notice Address	Revolving Commitment	Revolving Loan Commitment Percentage	Tranche A-1 Term Loan Commitment	Tranche A-1 Term Loan Commitment Percentage

Mariner CDO 2002, Ltd.			$3,000,000	3.896103896%

Operations Contact:
Mariner CDO 2002, Ltd.
c/o LaSalle Bank National Association
135 South LaSalle Street, Suite 1625
Chicago, IL 60603
Attn: CDO Trust Services — Mariner 2002-1
Attn: Heather McNally
Telephone: 312-904-6812
Facsimile: 312-904-1086

Credit Contact:
Mariner CDO 2002, Ltd.
c/o Antares Capital Corporation
311 South Wacker Drive, Suite 6400
Chicago, Illinois 60606
Attn: David Mahon
Telephone: 312-697-3959
Facsimile: 312-697-3998

TOTAL	$15,000,000	100.000000000%	$77,000,000	100.000000000%

Exhibit 2.4(d)

FORM OF TRANCHE A-2 TERM NOTE

Lender:	, 200
Principal Sum: $

                FOR VALUE RECEIVED, Medical Staffing Network, Inc., a Delaware corporation (the “Borrower”), hereby promises to pay to the order of the Lender set forth above (the “Lender”) and its registered assigns, at the office of Bank of America, N.A. (the “Administrative Agent”) as set forth in that certain Credit Agreement dated as of October 26, 2001 among the Borrower, Medical Staffing Holdings, LLC, the Domestic Subsidiaries of the Borrower, the Lenders named therein (including the Lender) and Bank of America, N.A., as Administrative Agent (as modified and supplemented and in effect from time to time, the “Credit Agreement”), the Principal Sum set forth above (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A-2 Term Loan made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Tranche A-2 Term Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche A-2 Term Loan until such Tranche A-2 Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                This Note is one of the Tranche A-2 Term Notes referred to in the Credit Agreement and evidences the Tranche A-2  Term Loan made by the Lender thereunder.  Capitalized terms used in this Tranche A-2 Term Note and not otherwise defined shall have the respective meanings assigned to them in the Credit Agreement and the terms and conditions of the Credit Agreement are expressly incorporated herein and made a part hereof.

                The Credit Agreement provides for the acceleration of the maturity of the Tranche A-2 Term Loan evidenced by this Tranche A-2 Term Note upon the occurrence of certain events (and for payment of collection costs in connection therewith) and for prepayments of such Tranche A-2 Term Loan upon the terms and conditions specified therein.  In the event this Tranche A-2 Term Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorney fees.

                The date, amount, type, interest rate and duration of Interest Period (if applicable) of the Tranche A-2 Term Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books; provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under this Tranche A-2 Term Note in respect of the Tranche A-2 Term Loan to be evidenced by this Tranche A-2 Term Note, and each such recordation or endorsement shall be prima facie evidence of such information.

                This Note and the Tranche A-2 Term Loan evidenced hereby may be transferred in whole or in part only by registration of such transfer on the Register maintained for such purpose by or on behalf of the Borrower as provided in Section 11.3(c) of the Credit Agreement.

                THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                IN WITNESS WHEREOF, the Borrower has caused this Tranche A-2 Term Note to be executed as of the date first above written.

MEDICAL STAFFING NETWORK, INC.

By:
Title:

Exhibit 2.4(e)

FORM OF NEW COMMITMENT AGREEMENT

Reference is made  to the Credit Agreement dated as of October 26, 2001 among Medical Staffing Network, Inc., a Delaware corporation (the “Borrower”), Medical Staffing Holdings, LLC, a Delaware limited liability company (the “Parent”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (together with the Parent, the “Guarantors”), the Lenders identified therein and Bank of America, N.A., as Administrative Agent (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”).  All of the defined terms in the Credit Agreement are incorporated herein by reference.

                1.             Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its Tranche A-2 Term Loan Commitment, in an aggregate principal amount of up to the amount specified below to make Tranche A-2 Term Loans in accordance with the provisions of Section 2.4.  If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Tranche A-2 Term Loan Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement.  If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this New Commitment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder and (c) attaches all documentation required to be delivered pursuant to Section 3.13(b) of the Credit Agreement.

                2.             This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Amount of new Tranche A-2 Term Loan Commitment	$

Effective Date of new Tranche A-2 Term Loan Commitment	, 20

The terms set forth above
are hereby agreed to:

[LENDER]	Address for Notices:

By:
Title:
Ph:
Fx:

CONSENTED TO:

BANK OF AMERICA, N.A.,
as Administrative Agent	MEDICAL STAFFING NETWORK, INC.

By:	By:
Title:	Title: